UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     May 30, 2007

CPI CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-10204	43-1256674
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1706 Washington Ave., St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 231-1575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of May 30, 2007, the Board of Directors of CPI Corp. (the “Company”) amended Section 2.1 of the Company’s by-laws to provide that the annual meeting of stockholders of the Company shall be held on the second Monday in the month of June in each year, or on such other day as shall be fixed by the Board of Directors. Previously, the by-laws provided that if the annual meeting was not held in June, it must be held in the following month. A copy of the Company’s amended and restated by-laws is attached hereto as Exhibit 3.2, which exhibit is incorporated herein by reference.

Item 8.01 Other Events

The Company has determined that the 2007 annual meeting of stockholders shall be held on August 23, 2007, at 10:00 a.m., C.D.T.

Item 9.01.	Financial Statements and Exhibits
(c)	Exhibits
3.2	Amended and Restated By-laws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CPI CORP.

By:	/s/ Jane E. Nelson
Name: Jane E. Nelson

Title: Secretary and General Counsel

Dated: June 5, 2007